UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 9, 2018

TTEC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-11919 (Commission File Number)	84-1291044 (I.R.S. Employer Identification Number)

9197 S. Peoria Street, Englewood, CO (Address of principal executive offices)	80112-5833 (Zip Code)

Registrant’s telephone number, including area code: 303-397-8100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change of Company’s Name to TTEC Holdings, Inc.

On January 9, 2018, TeleTech Holdings, Inc. (NASDAQ: TTEC), a Delaware corporation (the “Company”), announced that it changed its name to TTEC Holdings, Inc. to mark the evolution of its business focus to being an end-to-end strategic partner in the design and delivery of customer experience, engagement, growth, and digital trust and safety services (the “Name Change”).  The Company will continue to trade under the ticker symbol “TTEC,” as it has done since going public in 1996.

TeleTech Holdings, Inc. filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (“Certificate of Amendment”) and amended its amended and restated Bylaws (the “Bylaws Amendment”) to affect the Name Change with the Secretary of State of Delaware and all the appropriate reports with the U.S. Securities and Exchange Commission.

A copy of the Certificate of Amendment and the Bylaws Amendment are attached hereto as Exhibit 3.03 and Exhibit 3.04, respectively, and are incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On January 9, 2018, the Company issued a press release announcing the Name Change, a copy of which is attached hereto as Exhibit 99.1.

The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

3.03	Certificate of Amendment of Amended and Restated Certificate of Incorporation

3.04	Amended and Restated Bylaws

99.1	Press release of TTEC Holdings, Inc., dated January 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TTEC Holdings, Inc.
(Registrant)

Date: January 9, 2018	By:	/s/ Margaret B. McLean
Margaret B. McLean
Senior Vice President, General Counsel & Corporate Secretary